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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2005


                            PHH MORTGAGE CAPITAL LLC
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-110192               52-233-8856
-----------------------------    ------------------      ---------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Formation)               File Number)           Identification No.)

3000 Leadenhall Road                                               08054
Mount Laurel, New Jersey
-------------------------------------                          -------------
  (Address of Principal Executive                                (Zip Code)
              Offices)

Registrant's telephone number, including area code, is (856) 917-6200


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01.        OTHER EVENTS.
                  -------------

                  On or about March 29, 2005, the Registrant will cause the issuance and sale of PHHMC Mortgage Pass-Through Certificates, Series 2005-2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2005, between the Registrant as seller, PHH Mortgage Corporation as master servicer and Citibank, N.A., as trustee. In connection with the sale of the Certificates, the Registrant has been advised by William J. Mayer Securities, LLC ("Mayer"), that Mayer has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated September 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-110192 which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by Mayer. The Computational Materials were prepared by Mayer at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

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Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

         (a)      FINANCIAL STATEMENTS.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  --------------------------------

                  Not applicable.

         (c)      EXHIBITS
                  --------


                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.                         DESCRIPTION
-----------        -----------                         -----------
     1                  99                Computational Materials--Computational
                                          Materials (as defined in Item 5) that
                                          have been provided by Mayer to certain
                                          prospective purchasers of PHHMC
                                          Mortgage Pass-Through Certificates,
                                          Series 2005-2 (filed in paper pursuant
                                          to the automatic SEC exemption
                                          pursuant to Release 33-7427, August 7,
                                          1997)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            PHH MORTGAGE CAPITAL LLC


                                            By:      /s/ Richard Bradfield
                                               ---------------------------------
                                            Name:    Richard Bradfield
                                            Title:   Senior Vice President

Dated: March 24, 2005


                                      -5-

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                                  EXHIBIT INDEX


                       Item 601(a) of
                       Regulation S-K                           Sequentially
EXHIBIT NUMBER          EXHIBIT NO.           DESCRIPTION       NUMBERED PAGE
--------------          -----------           -----------       -------------
       1                     99             Computational      Filed Manually
                                            Materials


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